UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2014

PHL VARIABLE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Phoenix Companies, Inc. did not file its Quarterly Report on Form 10-Q for the period ended June 30, 2014 by October 24, 2014 and does not expect the PHL Variable Insurance Company Quarterly Report on Form 10-Q for the period ended June 30, 2014 to be filed by October 28, 2014, the respective filing dates for these reports contained in the amended Securities and Exchange Commission (“SEC”) administrative order applicable to them.  The companies intend to file these reports with the SEC as soon as they are completed.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the amended administrative order entered by the SEC with respect to PHL Variable Insurance Company (the “Company”) and its indirect parent, The Phoenix Companies, Inc. (“Phoenix”), and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the financial statement restatements of Phoenix and the Company and the failure by Phoenix and the Company to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL VARIABLE INSURANCE COMPANY

Date: October 28, 2014	By:	/s/ Bonnie J. Malley
		Name:	Bonnie J. Malley
		Title:	Executive Vice President
and Chief Financial Officer